Exhibit 10.3

SECURITY AGREEMENT

This Security Agreement (this “Agreement”), dated as of January         , 2012, is entered into between Xoft, Inc. (“Obligor”) in favor of the parties identified as secured parties on the signature page of this Agreement (together, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, Obligor has entered into a Facility Agreement, dated as of the date hereof (the “Facility Agreement”), with the Secured Party;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, Obligor and the Secured Party agree as follows:

1. Grant of Security Interest.

(a) To secure payment and performance of the Obligations (as defined below), Obligor hereby grants to Secured Party a security interest in all property and interests in property of Obligor, whether now owned or hereafter acquired or existing, and wherever located (the “Collateral”), including, without limitation, the following:

(i) all Accounts;

(ii) all Receivables;

(iii) all Equipment;

(iv) all General Intangibles;

(v) all Inventory;

(vi) all Intellectual Property;

(vii) all Investment Property ; and

(viii) all proceeds and products of the foregoing.

(b) Obligor represents and warrants to Secured Party that there is no agreement in effect on the date hereof that prohibit the creation of the security interest provided for in this Agreement and covenants not to enter into any such agreement.

(c) Perfection of Security Interests.

(i) Obligor authorizes Secured Party (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Secured Party or its designee as the secured party and Obligor as debtor, as Secured Party may require in order to perfect the security interest in the Collateral granted pursuant to Section 1(a) required by part 5 of Article 9 of the UCC of such jurisdictions as Secured Party may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on or after the date hereof. Obligor authorizes Secured Party to adopt on behalf of Obligor any symbol required to authenticate any electronic filing. In no event shall Obligor at any time file, or permit or cause to be filed while any Obligations remain outstanding, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Secured Party or its designee as secured party and Obligor as debtor.

(ii) Obligor shall take any other action reasonably requested by Secured Party from time to time to cause the attachment and perfection of, and the ability of Secured Party to enforce, the security interest of Secured Party in the Collateral.

2. Covenants Relating to Collateral; Indebtedness; Dividends. Obligor covenants that:

(a) it will give Secured Party twenty (20) days’ prior written notice of any change to its name;

(b) it will give Secured Party twenty (20) days’ prior written notice of any change to its chief executive office or its mailing address; and

(c) it will give Secured Party twenty (20) days’ prior written notice of any change to its type of organization, jurisdiction of organization or other legal structure.

3. Remedies.

Upon the occurrence and during the continuance of an Event of Default, (i) Secured Party shall have the right to exercise any right and remedy provided for herein, under the UCC (as defined below) and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process; and (ii) with or without having the Collateral at the time or place of sale, Secured Party may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Secured Party may elect.

4. Representations and Warranties. Obligor hereby represents and warrants to Secured Party that:

(a) Obligor is a corporation duly organized and validly existing under the laws of Delaware.

(b) The exact legal name of Obligor is as set forth on the signature page of this Agreement. Obligor has not, during the past four months, been known by or used any other composite or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its properties or assets out of the ordinary course of business.

(c) The chief executive office and mailing address of Obligor are located only at the address identified as such on Schedule 4(c) and its only other places of business and the only other locations of Collateral, if any, are at the addresses set forth on Schedule 4(c).

5. Expenses of Obligor’s Duties; Secured Party’s Right to Perform on Obligor’s Behalf.

(a) Obligor’s agreements hereunder shall be performed by it at its sole cost and expense.

(b) If Obligor shall fail to do any act which it has covenanted to do hereunder, Secured Party may (but shall not be obligated to) do the same or cause it to be done, either in its name or in the name and on behalf of Obligor, and Obligor hereby irrevocably authorizes Secured Party so to act.

6. No Waivers of Rights hereunder; Rights Cumulative.

(a) No delay by Secured Party in exercising any right hereunder, or in enforcing any of the Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver of any of the Obligations shall be enforceable against Secured Party unless in writing and signed by an officer of Secured Party, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.

(b) All rights granted Secured Party hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to Secured Party under any other agreement with respect to the Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

7. Termination. This Agreement shall continue in full force and effect until all Obligations shall have been paid and satisfied in full.

8. Applicable Law and Consent to Non-Exclusive New York Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of such State.

(b) Each of Obligor and Secured Party (together, the “Parties” and individually, a “Party”) hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or other proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such court, action or other proceeding is improper or is an inconvenient venue for such proceeding. Final non-appealable judgment against any Party in any such action, suit or other proceeding shall be conclusive and may be enforced in any jurisdiction by suit on the judgment. Nothing contained in this Agreement shall affect the right of either Party to commence legal proceedings in any court having jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other legal papers upon the other Party in any manner authorized by the laws of any such jurisdiction. Each Party irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any action, suit or other proceeding arising out of or relating to this Agreement, brought in the courts of the State of New York or in the United States District Court for the Southern District of New York, and any claim that any such action, suit or other proceeding brought in any such court has been brought in an inconvenient forum.

(c) Each Party hereby waives any and all rights to demand a trial by jury in any action, suit or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement.

(d) To the extent that the Parties may, in any suit, action or other proceeding brought in any court arising out of or in connection with this Agreement, be entitled to the benefit of any provision of law requiring any Party, as applicable, in such suit, action or other proceeding to post security for the costs of any other Party, as applicable, or to post a bond or to take similar action, the Parties hereby irrevocably waive such benefit, in each case to the fullest extent now or hereafter permitted under any applicable laws.

9. Additional Definitions. As used herein:

(a) All terms used herein which are defined in Article 1 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Obligor and Secured Party pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words “hereof”, “herein”, “hereunder”, “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word “including” when used in this Agreement shall mean “including, without limitation”. The words “it” or “its” as used herein shall be deemed to refer to individuals and to business entities. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Facility Agreement.

“Intellectual Property” means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Obligor or in which Obligor now holds or hereafter acquires or receives any right, interest or license, and shall include, in any event, any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and any applications therefor, whether registered or not, and the goodwill of the business of Obligor connected with and symbolized thereby, know-how, operating manuals, inventions, formulae, processes, gene sequences, cell lines, assays, biological materials, compounds, compound libraries, research, clinical and commercial compounds derived from such libraries, along with the associated active pharmaceutical ingredients and related formulations (other than Inventory), new drug applications and investigational new drug applications or other regulatory filings relating to any drugs or compounds, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, and any licenses to use any of the foregoing.

“Obligations” means:

(1) the full and prompt payment by Obligor when due of all obligations and liabilities to Secured Party, whether now existing or hereafter arising, under the Financing Documents and the due performance and compliance by Obligor with the terms thereof;

(2) any and all sums advanced in accordance with the terms of the Financing Documents or applicable law by Secured Party in order to preserve the Collateral or to preserve the Secured Party’s security interest in the Collateral; and

(3) in the event of any proceeding for the collection or enforcement of any obligations or liabilities of Obligor referred to in the immediately preceding clauses (1) and (2), the reasonable expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by Secured Party of its rights hereunder, together with reasonable attorneys’ fees and court costs.

“Person” or “person” shall mean any individual, sole proprietorship, partnership, corporation limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Secured Party may otherwise determine); provided, however, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

10. Notices. Any notice, request or other communication to be given or made under this Agreement shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, courier (confirmed by facsimile), or facsimile (with a hard copy delivered within two (2) Business Days) to the Party to which it is required or permitted to be given or made at such Party’s address specified below or at such other address as such Party shall have designated by notice to the other Parties.

For the Obligor:

98 Spit Brook Road

Nashua, NH 03062

Attention: Chief Executive Officer

Facsimile: (603) 886-3798

with a courtesy copy to:

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue, 24th Floor

New York, NY 10017

Attention: Robert Mittman

Facsimile: (212) 885-5001

For the Secured Party

780 Third Avenue, 37th Floor

New York, New York 10017

Attention: James E. Flynn

Facsimile: (212) 573-8111

with a courtesy copy to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022-2585

Attention: Mark Fisher

Facsimile: (212) 894-5827

11. General.

(a) This Agreement shall be binding upon the assigns or successors of Obligor and shall inure to the benefit of and be enforceable by Secured Party and its successors, transferees and assigns.

(b) This Agreement contain the entire understanding of the Parties with respect to the matters covered thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto. The provisions of this Agreement may be waived, modified, supplemented or amended only by an instrument in writing signed by the authorized officer of each Party.

(c) If any provision contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

(d) This Agreement and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall be considered to have been relied upon by the Parties and shall survive the execution and delivery of this Agreement regardless of any investigation made by any other Party or on its behalf, and shall continue in force until the Obligations shall have been fully paid, and Secured Party shall not be deemed to have waived, by reason of purchasing the Notes, any default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Secured Party may have had notice or knowledge that such representation or warranty was false or misleading on the date hereof.

(e) Neither the failure of, nor any delay on the part of, any Party in exercising any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any default of the same or of any other term or provision. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Secured Party upon any default under this Agreement, or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of the Secured Party in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Secured Party in respect of any other default. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

OBLIGOR:

XOFT, INC.

By:
Name:
Title:

SECURED PARTY:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By:	Deerfield Capital, L.P., General Partner
By:	J. E. Flynn Capital LLC, General Partner

By:
Name:
Title:

SECURED PARTY:

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By:	Deerfield Capital, L.P., General Partner
By:	J. E. Flynn Capital LLC, General Partner

By:
Name:
Title:

SECURED PARTY:

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Capital, L.P., General Partner
By:	J. E. Flynn Capital LLC, General Partner

By:
Name:
Title:

SECURED PARTY:

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:
Name:
Title:

SCHEDULE 4(c)

TO

SECURITY AGREEMENT

CHIEF EXECUTIVE AND MAILING OFFICE

LOCATION OF COLLATERAL